UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 01, 2023

Rani Therapeutics Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40672	86-3114789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2051 Ringwood Avenue
San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (408) 457-3700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RANI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2023, Rani Therapeutics, LLC (“Rani LLC”), a subsidiary of Rani Therapeutics Holdings, Inc. (the “Company”), and BKM South Bay 240, LLC (“Landlord”) entered into the Standard Industrial/Commercial Multi-Tenant Lease - Net (the “Lease”). Pursuant to the terms of the Lease, Rani LLC is leasing 33,340 square feet of space in the building located at 47709 Fremont Blvd, Fremont, California, which is part of a two-building project (the “Project”).

The initial term of the Lease will commence on February 1, 2024, and the duration of the initial term will be 63 months. If the premises are not delivered on or before March 1, 2024, Rani LLC may terminate the Lease, subject to certain conditions that could delay such date to March 31, 2024. Subject to certain conditions, Rani LLC will have an option to renew the Lease for one additional 5-year term at the then-prevailing market rate. The monthly base rent for the initial term of the Lease will be $95,019.00 per month, subject to a 4% increase each year. Rani LLC will also be responsible for the payment of additional rent to cover its share of common area operating expenses, including taxes, insurance, utilities, and repair and maintenance of the premises and common areas of the Project.

The foregoing description of the material terms of the Lease is qualified in its entirety by reference to the full text of the Lease, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

Item 2.02 Results of Operations and Financial Condition.

On November 1, 2023, the Company issued a press release to report its preliminary condensed consolidated financial results for the third quarter ended September 30, 2023 and a development update, and to announce a strategic program prioritization, expansion of manufacturing and plans to streamline business operations, which includes a reduction of its workforce by approximately 25% (the “Restructuring”).

A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The preliminary unaudited condensed consolidated financial results contained in the press release do not present all information for an understanding of the Company’s financial condition as of September 30, 2023. The results are subject to finalization of the Company’s customary quarterly financial close processes. Completion of review of the Company’s financial statements for the quarter ended September 30, 2023 could result in changes to the information in the press release.

The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 2.02 and in the accompanying Exhibit 99.1 to this Current Report shall not be incorporated by reference into any filing made by the Company with the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 2.05 Costs Associated with Exit or Disposal Activities.

On November 1, 2023, the Company committed to the Restructuring, which is a plan for strategic prioritization of its programs, expansion of its manufacturing and streamlining of its business operations to support potential near-term value drivers and long-term growth. The Restructuring provides for a reduction of the Company’s workforce by approximately 25%.

As a result of the Restructuring, the Company estimates that it will incur approximately $0.3 million in costs of which nearly all are cash expenditures related to severance. The Company expects the Restructuring to be substantially complete by the end of the first quarter of 2024 and to incur a material portion of the expense in the fourth quarter of 2023. The estimates of costs that the Company expects to incur in connection with the Restructuring and the timing thereof are subject to a number of assumptions and actual results may differ materially from estimates. The Company may also incur other charges or cash expenditures not currently contemplated in connection with the Restructuring due to unanticipated events that may occur, including in connection with the implementation of the Restructuring.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Item 2.05 of this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can generally be identified by words or phrases written in the future tense and/or preceded by words such as “may,” “will,” “contemplates,” “anticipates,” “plans,” “estimates,” “expects”, “potential” or similar words or variations thereof, or the negative thereof, references to future periods, or by the inclusion of forecasts or projections. Examples of forward-looking statements include, but are not limited to, statements regarding the timing of completion of the Restructuring, estimates of the charges and expenditures that the Company expects to incur in connection with the

Restructuring, and the timing thereof, as well as the Company’s ability to realize the cost-savings contemplated by the Restructuring. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the risk that the restructuring activities may not be completed during the anticipated timetable; the risk that the Company may not achieve the anticipated cost savings, operating efficiencies or other benefits of the restructuring activities; and the risk that the Company may experience a significant disruption in its ability to perform functions critical to its strategy or business objectives as a result of the restructuring activities.

For additional discussion of factors that could impact the Company’s operational and financial results, refer to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, its Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other subsequent SEC filings.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release of Rani Therapeutics Holdings, Inc. dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rani Therapeutics Holdings, Inc.

Date:	November 1, 2023	By:	/s/ Svai Sanford
Svai Sanford Chief Financial Officer